THIS  NOTE  HAS  NOT  BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS
    AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THIS NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THIS NOTE MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                PROMISSORY MOTE
                                       OF
                        BLACK NICKEL ACQUISITION CORP II

Note No. 1

$ 16,000                                        Made as of March 5, 2007
                                                Maturity Date September 5, 2007


      For value received, the undersigned, BLACK, NICKEL ACQUISITION CORP II, a Georgia corporation (the "COMPANY"), hereby promises to pay to the order of PEF Advisors, LLC (the "LENDER"), or its registered assigns, at the offices of the Company located at 300 Colonial Center Parkway, Suite 260, Roswell Georgia, 30076, or at such other place as may be designated from time to time in writing by the Lender, the principal sum of SIXTEEN THOUSAND DOLLARS ($16,000), or, if less, the aggregate unpaid principal amount outstanding on this Note as of the Maturity Date, together with interest on the unpaid principal balance at an annual rate equal to 10%,
      computed on the basis of the actual number of days elapsed   and a year of
      365 days from the date of this Note until the principal amount and all interest accrued thereon and all other amounts owed hereunder are paid. The unpaid Principal Amount, together with any then unpaid accrued interest and all other amounts owed hereunder, shall be due and payable on the earlier of (i) at the closing of a reverse merger, share exchange or similar business combination (the "REVERSE MERGER"), (ii) October 27, 2007 or (iii) an event of default as set forth herein (in the case of (i), (ii)
      or (iii),   the "MATURITY DATE") at the principal offices of the Company or by mail to the address of the registered holder of this Note in lawful money of the United States. The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder hereof, by the acceptance of this Note, agrees:

       1. DEFINITIONS. The following definitions shall apply for all purposes of this Note:

             1.1 "CLOSING" means date on which the purchase and sale of the Note occurs.

             1.2 "COMPANY" means the "COMPANY" as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

             1.3 "HOLDER" means any person who shall at the time be the registered holder of this Note.

             1.4    "NOTE" means this Promissory Note.

       2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Holder that the statements in the following paragraphs of this Section 2 are all true and complete as of immediately prior to the Closing:

             2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Georgia. The Company has the corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted.

             2.2 DUE AUTHORIZATION. All corporate action on the part of the Company's directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under the Note and for the sale and issuance of the Shares has been taken or will be taken prior to the Closing, and the Note when executed and delivered, will constitute, a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditor's rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

             2.3 NONCONTRAVENTION. Neither the execution and the delivery of the Note, nor the consummation of the transactions contemplated hereby nor the sale and issuance of the Shares, will (a) violate any injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of its Certificate of Incorporation or Bylaws, as amended, or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound or to which any of its assets is subject.

             2.4 CORPORATE POWER. The Company has the corporate power and authority to execute and deliver this Note to be purchased by the Holder hereunder, to issue the Note and to carry out and perform all its obligations under the Note as well as to issue the Shares.

             2.5    VALID ISSUANCE.

                    (a)    The  Note  and  the  Shares,  when issued,  sold  and
delivered  in  accordance  with  the  terms  of this Note for the  consideration provided for herein, will be duly and validly issued, fully paid and nonassessable.

                    (b) Based in part on the representations made by the Holder in Section (b) hereof, the offer and sale of the Note and the Shares solely to the Holder in accordance with the terms herein are exempt from the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the "1933 ACT") and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the states in which the Holder is a resident based upon the address set forth herein.

                    (c) REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF HOLDER. Holder hereby represents and warrants to, and agrees with, the Company, that:

             2.6 AUTHORIZATION. This Note constitutes such Holder's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Holder represents that such Holder has full power and authority to enter into this Note.

             2.7 PURCHASE FOR OWN ACCOUNT. The Note and the Shares (collectively, the "SECURITIES") will be acquired for investment for such Holder's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

             2.8 DISCLOSURE OF INFORMATION. Such Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities. Such Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Holder or to which such Holder had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 2.

             2.9 INVESTMENT EXPERIENCE. Such Holder understands that the purchase of the Securities involves substantial risk. Such Holder (i) has experience as an investor in securities of companies in the development stage and acknowledges that such Holder is able to fend for itself, can bear the economic risk of such Holder's investment in the Securities and has such knowledge and experience in financial or business matters that such Holder is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Holder to be aware of the character, business acumen and financial circumstances of such persons.

             2.10 ACCREDITED INVESTOR STATUS. Such Holder is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act and is able to bear the economic risk of holdings the Securities for an indefinite period.

       3. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. This Note does not by itself entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provisions of this Note, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a stockholder of the Company for any purpose, other than the issuance to Holder of the Shares as contemplated hereunder.

       4. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Note against wrongful impairment.

       5.    EVENTS OF DEFAULT.   Each  of  the  following events or occurrences
shall constitute an "Event of Default".

                    (a) NON-PAYMENT OF OBLIGATIONS. (i) the Company shall default in the payment of any principal of the Note when due, or (ii) the Company shall default (and such default shall continue unremedied for a period of three (3) business days after demand for payment) in the payment when due of any interest amount on the Note.

                    (b) BREACH OF WARRANTY. Any representation or warranty of the Company made or deemed to be made hereunder in connection with this Note is or shall be incorrect when made in any material respect.

                    (c) The Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commits any material breach of any of this Note.

                    (d) The Company or any of its active subsidiaries shall commence, or there shall be commenced against the Company or any such active subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any active subsidiary thereof or there is commenced against the Company or any active subsidiary thereof any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any active subsidiary thereof is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any active subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any active subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any active subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any active subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any active subsidiary thereof for the purpose of effecting any of the foregoing;

                    (e) If any judgment (to the extent not covered by insurance) and/or arbitration award (singly or in the aggregate outstanding at any one time) in excess of Ten Thousand Dollars ($10,000) shall be rendered against the Company and is not stayed or discharged within thirty (30) days of the date thereof, or any stay with respect thereto shall lapse and such judgment or award is not discharged and such stay is not reinstated within thirty (30) days.

       Immediately upon the occurrence of an Event of Default, at Lender's option, (i) the Maturity Date shall be deemed to have occurred automatically and (ii) the entire principal amount of this Debenture then outstanding, all other amounts payable by the Company hereunder shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Company, anything herein
to the contrary                                                notwithstanding.

       6. PREPAYMENT. The Company may at any time, without penalty, upon at least five (5) days' advance written notice to the Holder, prepay in whole or in part the unpaid balance of this Note. All payments will first be applied to the repayment of accrued fees and expenses, then to accrued interest until all then outstanding accrued interest has been paid, and then shall be applied to the repayment of principal.

       7. WAIVERS. The Company and all endorsers of this Note hereby waive notice, presentment, protest and notice of dishonor.

       8. ATTORNEYS' FEES. In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Note, including attorneys' fees.

       9. TRANSFER. This Note may be assigned by Lender in its sole discretion upon written notice to the Company, so long as Lender complies with applicable securities laws and regulations. The rights and obligations of the Company and the Holder under this Note shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees. The Company may not assign this Note.

       10. GOVERNING LAW. This Note shall be governed by and construed under the internal laws of the State of Georgia as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to principles of conflict of laws or choice of laws.

       11. HEADINGS. The headings and captions used in this Note are used only for convenience and are not to be considered in construing or interpreting this Note. All references in this Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

       12. NOTICES. All notices required or permitted hereunder, to be effective, shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the addresses provided as follows:

                  If to the The Company:

                        Black Nickel Acquisition Corp II
                        300 Colonial Center Parkway, Suite 260
                        Roswell Georgia 30076
                        Attention: Paul T. Mannion, Jr. President

                  If to the Lender:

                        PEF Advisors
                        Attn:  Andy Reckles
                        300 Colonial Center Parkway
                        Roswell Georgia 30076



       13. AMENDMENTS AND WAIVERS. Any term of this Note may be amended, and the observance of any term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section shall be binding upon the Holder, each future holder of such securities, and the Company. This is the entire agreement between the parties with respect to the subject matter hereof.

       14. SEVERABILITY. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.



       IN WITNESS WHEREOF, the Company has executed and delivered this Note as a sealed instrument as of the day and year first written above.

                                     BLACK NICKEL ACQUISITION CORP II



                                     BY:  /s/ Paul T. Mannion, Jr., President
                                          -----------------------------------
                                              Paul T. Mannion, Jr., President


AGREED AND ACKNOWLEDGED


THE HOLDER
----------


By:  Andrew S. Reckles




Signature:   /s/ Andrew S. Reckles
             ---------------------